Other long-term assets, net	12 Months Ended
Dec. 31, 2020
Other long-term assets
Other long-term assets
11.	Other long-term assets

	As of December 31,
	2019	2020
	RMB	RMB
Deposit for land use rights	4,040	—
Long-term accounts receivable (Note a)	130,429	49,906
Long-term loan receivables (Note b)	415,092	17,824
Loans to employees	71,052	34,060

Subtotal	620,613	101,790

Less: allowance for doubtful accounts	(12,540)	(1,462)

Total	608,073	100,328

Note:

(a)
The Group provides consumer financing to certain customers with instalment payment terms of up to 24 months. The Group records the consumer financing receivables which are expected to be settled more than one year from the balance sheet date as long-term accounts receivables.

(b)
Included in long-term loan receivables are loans the Group provided to certain non-controlling
interest shareholders. These loans are guaranteed and pledged by the non-controlling
interest shareholders’ respective equity interests. The total outstanding loan balance was RMB330 million as of December 31, 2019 with fixed interest rate of 10% per annum and maturity at December 11, 2021. The loans of RMB330 million are reclassified to other receivables as of as of December 31, 2020.